Exhibit 32.1

                               STEVEN MADDEN, LTD.
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Steven Madden Ltd. (the "Company") on Form 10-Q for the period ending June 30, 2003 (the "Report"), I, Arvind Dharia, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                       /s/ ARVIND DHARIA
                                       -------------------------------------
                                       Arvind Dharia
                                       Chief Financial Officer

                                       August 13, 2003